Exhibit 99.3

FORM OF

WARRANT

to Purchase Common Stock of

KITTY HAWK, INC.

Warrant No. W-

Original Issue
Date: February        , 2003

TABLE OF CONTENTS

1.	DEFINITIONS		1
2.	EXERCISE OF WARRANT		3
	2.1.	Restrictions on Exercise	3
	2.2.	Manner of Exercise	3
	2.3.	Issued Warrant Shares Fully Paid, Nonassessable	4
	2.4.	Fractional Shares	4
3.	TRANSFER, DIVISION AND COMBINATION		4
	3.1.	Transfer	4
	3.2.	Division and Combination	4
	3.3.	Expenses	5
	3.4.	Maintenance of Books	5
4.	ADJUSTMENT PROVISIONS		5
	4.1.	Stock Dividends, Subdivisions and Combinations	5
	4.2.	Consolidation, Amalgamation, Arrangement or Merger	6
	4.3.	Other Provisions Applicable to Adjustments Under this Section 4	6
5.	RESERVATION AND AUTHORIZATION OF COMMON STOCK		7
6.	NOTICE OF CORPORATE ACTIONS; TRANSFER BOOKS		7
	6.1.	Notices of Corporate Actions	7
	6.2.	Closing of Transfer Books	7
7.	LOSS OR MUTILATION		7
8.	OFFICE OF THE COMPANY		7
9.	NO VOTING OR DIVIDEND RIGHTS; LIMITATIONS OF LIABILITY		8
10.	MISCELLANEOUS		8
	10.1.	Nonwaiver	8
	10.2.	Notice Generally	8
	10.3.	Successors and Assigns	8
	10.4.	Amendment	8
	10.5.	Severability	8
	10.6.	Headings	8
	10.7.	Governing Law; Jurisdiction	8
	10.8.	Investment Intent	9
	10.9.	Entire Agreement	9
	10.10.	Due Authorization	9
EXHIBIT A		SUBSCRIPTION FORM	A-1
EXHIBIT B		ASSIGNMENT FORM	B-1

THE WARRANT REPRESENTED BY THIS CERTIFICATE MAY BE EXERCISED ONLY BY A PERSON WHO IS A “CITIZEN OF THE UNITED STATES” (AS DEFINED IN TITLE 49, SECTION 40102(A)(15) OF THE UNITED STATES CODE) AT THE TIME OF SUCH EXERCISE. ANY PROPOSED EXERCISE OF THIS WARRANT BY A PERSON WHO IS NOT A “CITIZEN OF THE UNITED STATES” (AS DEFINED IN TITLE 49, SECTION 40102(A)(15) OF THE UNITED STATES CODE) AT THE TIME OF SUCH PROPOSED EXERCISE SHALL BE VOID AND HAVE NO EFFECT WHATSOEVER.

Warrant No. W-

WARRANT

TO PURCHASE COMMON STOCK OF

KITTY HAWK, INC.

THIS IS TO CERTIFY THAT                              (“Initial Holder”), or its registered assigns, is entitled, at any time after February         , 2003 until the Expiration Date (the “Exercise Period”), to purchase from Kitty Hawk, Inc., a Delaware corporation (the “Company”), an aggregate of              duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company (subject to adjustment as provided herein), at a purchase price of $0.000001 per share (the initial “Exercise Price”, subject to adjustment as provided herein), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1. DEFINITIONS.

As used in this Warrant, the following terms have the respective meanings set forth below:

“Business Day” shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the city of New York.

“Commission” shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

“Common Stock” shall mean the common stock of the Company, par value $0.000001 per share, and any class of stock resulting from successive changes or reclassifications of such Common Stock.

“Company” shall have the meaning set forth in the preamble of this Warrant.

“Current Market Price” shall mean, for a share of Common Stock on any date, the average Quoted Price for the three (3) consecutive Trading Days prior to the date in question.

“Designated Office” shall have the meaning set forth in Section 8 hereof.

“Exercise Date” shall have the meaning set forth in Section 2.2 hereof.

“Exercise Notice” shall have the meaning set forth in Section 2.2 hereof.

“Exercise Period” shall have the meaning set forth in the preamble of this Warrant.

“Exercise Price” shall have the meaning set forth in the preamble of this Warrant.

“Expiration Date” shall mean the earlier to occur of (i) the date on which no Warrants are outstanding or (ii) February         , 2013.

“Holder” shall mean (i) with respect to this Warrant, the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (ii) with respect to any other Warrant or shares of Warrant Stock, the Person in whose name such Warrant or shares of Warrant Stock is registered on the books of the Company maintained for such purpose.

“Initial Holder” shall have the meaning set forth in the preamble of this Warrant.

“Original Issue Date” shall mean February         , 2003.

“Original Warrant” shall mean the Warrant originally issued by the Company as of the Original Issue Date to the Initial Holder.

“Person” shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

“Quoted Price” shall mean, with respect to Common Stock, (i) the last reported sales price of the Common Stock on the New York Stock Exchange or (ii) if not listed on the New York Stock Exchange, the last reported sales price of the Common Stock on such other principal exchange on which the Common Stock is listed or admitted for trading or (iii) if not listed or admitted for trading on a securities exchange, the last reported sales price for Common Stock as reported by the National Association of Securities Dealers Automated Quotation System – National Market System or the National Association of Securities Dealers Automated Quotation System – SmallCap Market System, or (iv) if not so reported or listed or admitted for trading, the last reported bid price of the applicable security in the over-the-counter market. In the event that the Quoted Price cannot be determined as aforesaid, the Board of Directors of the Company shall determine the Quoted Price on the basis of such quotations as it in good faith considers appropriate. Such determination may be challenged in good faith by holders of a majority of the shares of Common Stock issuable upon exercise of all Warrants, and any dispute shall be resolved at the prevailing party’s cost, by the determination of an investment banking firm of recognized national standing selected by the Company and acceptable to such holders of a majority of the shares of Common Stock issuable upon exercise of all Warrants, which determinations shall be made in good faith and be conclusive absent manifest error.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Trading Day” shall mean, with respect to any security, any day on which any market in which the applicable security is then traded and in which the Quoted Price may be ascertained, is open for business.

“U.S. Citizen” shall mean any Holder who is (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a “citizen of the United States” (as defined in Title 49, Section 40102(a)(15) of the United States Code) or (iii) a corporation or association organized under the laws of the United States or a State, the District of Columbia, or a territory or possession of the United States, of which the president and at least two-thirds of the board of directors and other managing officers are “citizens of the United States” (as defined in Title 49, Section 40102(a)(15) of the United States Code), and in which at least 75 percent of the voting interest is owned or controlled by persons that are “citizens of the United States” (as defined in Title 49, Section 40102(a)(15) of the United States Code).

“Warrant Price” shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.2 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

“Warrants” shall mean the Original Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrant or any other such warrant.

“Warrant Stock” generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of this Warrant.

2. EXERCISE OF WARRANT.

2.1. Restrictions on Exercise. Notwithstanding anything contained herein to the contrary, the Holder of this Warrant shall not be entitled to exercise this Warrant unless such Holder is a U.S. Citizen at the time of such exercise. Any proposed exercise of this Warrant by a Holder who is not a U.S. Citizen at the time of such proposed exercise shall be void and have no effect whatsoever. Each Warrant issued to a Holder shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE WARRANT REPRESENTED BY THIS CERTIFICATE MAY BE EXERCISED ONLY BY A PERSON WHO IS A “CITIZEN OF THE UNITED STATES” (AS DEFINED IN TITLE 49, SECTION 40102(A)(15) OF THE UNITED STATES CODE) AT THE TIME OF SUCH EXERCISE. ANY PROPOSED EXERCISE OF THIS WARRANT BY A PERSON WHO IS NOT A “CITIZEN OF THE UNITED STATES” (AS DEFINED IN TITLE 49, SECTION 40102(A)(15) OF THE UNITED STATES CODE) AT THE TIME OF SUCH PROPOSED EXERCISE SHALL BE VOID AND HAVE NO EFFECT WHATSOEVER.”

2.2. Manner of Exercise. (a) Subject to the provisions of this Warrant, the Holder of this Warrant may exercise this Warrant from time to time during the Exercise Period, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at the Designated Office a written notice of the Holder’s election to exercise this Warrant (an “Exercise Notice”), which Exercise Notice shall be irrevocable and shall specify the number of shares of Common Stock to be purchased, (ii) surrender to the Company at the Designated Office this Warrant and (iii) pay to the Company the Warrant Price (the date on which such delivery, surrender and payment shall have taken place being hereinafter sometimes referred to as the “Exercise Date”). Such Exercise Notice shall be in the form of the subscription form attached hereto as Exhibit A, duly executed by the Holder or its duly authorized agent or attorney.

(b) Upon receipt by the Company of such Exercise Notice, Warrant and Warrant Price, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereinafter provided. The certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

(c) Payment of the Warrant Price may be made as follows (or by any combination of the following): (i) by delivering to the Company cash in United States currency or a certified check or bank draft payable to the order of the Company, or a wire transfer to an account designated by the Company, (ii) by surrender of a number of shares of Common Stock held by the Holder equal to the quotient obtained by dividing (A) the Warrant Price payable with respect to the portion of this Warrant then being exercised by (B) the Current Market Price per share of Common Stock on the Exercise Date, or (iii) by cancellation of any portion of this Warrant with respect to the number of shares of Common Stock equal to the quotient obtained by dividing (A) the Warrant Price payable with respect to the portion of this Warrant then being exercised by (B) the Current Market Price per share of Common Stock on the Exercise Date.

(d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

2.3. Issued Warrant Shares Fully Paid, Nonassessable. The Company shall take all actions reasonably necessary to ensure that upon exercise of this Warrant, the shares of Common Stock issued upon exercise hereof shall, without further action by the Holder, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

2.4. Fractional Shares. The Company shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share that the Holder of this Warrant would otherwise be entitled to purchase upon such exercise, the Company shall pay the Holder cash in lieu of such fractional share in an amount equal to the same fraction of the Current Market Price.

3. TRANSFER, DIVISION AND COMBINATION.

3.1. Transfer. Subject to compliance with the applicable provisions of this Warrant, each transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with delivery of a written assignment of this Warrant in the form attached hereto as Exhibit B duly executed by the Holder or its duly authorized agent or attorney. Upon such surrender and delivery, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled; provided, that in no event may this Warrant be transferred or assigned in an amount exercisable for less than 100,000 shares of Common Stock, unless this Warrant is exercisable for less than 100,000 shares of Common Stock, in which case, this Warrant may be transferred or assigned in whole, but not in part. Except as otherwise provided herein, a Warrant, if properly assigned in compliance with the applicable provisions of this Warrant, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2. Division and Combination. Subject to compliance with the applicable provisions of this Warrant, this Warrant may be divided or combined with other Warrants upon surrender and presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new

Warrants are to be issued, executed by the Holder or its duly authorized agent or attorney; provided, that in no event may this Warrant be divided into one or more Warrants exercisable for less than 100,000 shares of Common Stock, unless this Warrant is not exercisable for a whole multiple of 100,000 shares of Common Stock, in which case, this Warrant may be divided into one or more Warrants exercisable for whole multiples of 100,000 shares of Common Stock plus one Warrant exercisable for less than 100,000 shares of Common Stock. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

3.3. Expenses. The Company shall prepare, issue and deliver at its own expense any new Warrant or Warrants required to be issued under this Section 3.

3.4. Maintenance of Books. The Company agrees to maintain, at the Designated Office, books for the registration and transfer of the Warrants.

4. ADJUSTMENT PROVISIONS.

4.1. Stock Dividends, Subdivisions and Combinations. If at any time after the date hereof the Company shall:

(i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock;

(ii) subdivide its outstanding shares of Common Stock into a greater number of shares;

(iii) combine its outstanding shares of Common Stock into a smaller number of shares; or

(iv) issue by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price shall be adjusted to equal the product of the Exercise Price in effect immediately prior to such event multiplied by a fraction, the numerator of which is equal to the number of shares of Common Stock outstanding immediately prior to the event and the denominator of which is equal to the number of shares of Common Stock outstanding immediately after such event; provided, however, in no event shall the Exercise Price be less than the par value of a share of Common Stock. Such adjustment shall be made successively whenever any event listed above shall occur.

In addition, the number of shares for which this Warrant is exercisable shall be adjusted so that the Holder of this Warrant thereafter may exercise this Warrant for the same aggregate number and kind of shares of capital stock of the Company that such Holder would have owned immediately following such event if such Holder had exercised this Warrant immediately prior to such event. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date of a subdivision, combination or reclassification.

If, after an adjustment referred to in clauses (i) through (iv) above, the Holder upon exercise of this Warrant may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the Exercise Price between the classes of capital stock; provided, however, in no event shall the Exercise Price be less than the par value of the capital stock for which this Warrant is then exercisable. After such allocation, the exercise rights and the Exercise Price with respect to each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 4.

4.2. Consolidation, Amalgamation, Arrangement or Merger. In case of any consolidation, amalgamation, arrangement or merger of the Company with or into another Person or any merger of another Person with or into the Company (other than a transaction to which Section 4.1 applies), or in case of any sale or transfer of all or substantially all of the assets of the Company, this Warrant shall become exercisable only into the kind and amount of securities, cash and other property receivable upon such consolidation, amalgamation, arrangement, merger, sale or transfer by a holder of the number of shares of Common Stock (and other securities, if applicable) for which this Warrant was exercisable immediately prior thereto (assuming such holder of Common Stock (and other securities, if applicable) failed to exercise any rights of election). Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental agreement so providing and further providing for adjustments which shall be as equivalent as may be practicable to the adjustments provided for in this Section 4.

4.3. Other Provisions Applicable to Adjustments Under this Section 4. The following provisions shall be applicable to the adjustments provided for pursuant to this Section 4:

(a) When Adjustments To Be Made. The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring such an adjustment shall occur. For the purpose of any such adjustment, except as otherwise provided herein, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing the adjustments under this Section 4, fractional interests in Common Stock shall be taken into account to the nearest 1/100th of a share.

(b) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution to which the provisions of Section 4.1 would apply, but shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(c) Notice of Adjustments. Whenever the Exercise Price or number of shares of Common Stock issuable upon exercise of this Warrant is adjusted, the Company shall promptly mail to the Holder, first class, postage paid, a notice of the adjustment briefly stating the facts requiring the adjustment and the manner of computing it. The Company shall keep at its principal office or at the Designated Office, if different, copies of all such notices and cause the same to be available for inspection at said office during normal business hours by any Holder or any prospective transferee of a Warrant designated by a Holder thereof.

Except as provided in the immediately following sentence, any determination that the Company or its Board of Directors must make pursuant to this Section 4 shall be conclusive. Whenever the Company or its Board of Directors shall be required to make a determination under this Section 4, such determination shall be made in good faith and may be challenged in good faith by the Holder and any dispute shall be resolved, at the prevailing party’s expense, by an investment banking firm of recognized national standing, selected by the Company and acceptable to such Holder.

5. RESERVATION AND AUTHORIZATION OF COMMON STOCK.

From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all Warrants. All shares of Common Stock issuable upon the exercise of the Warrants shall be fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all liens (other than any created by actions of the Holder).

6. NOTICE OF CORPORATE ACTIONS; TRANSFER BOOKS.

6.1. Notices of Corporate Actions. In the event of (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or distribution, (b) any capital reorganization of the Company (including any transaction specified in Section 4.1), any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer or other disposition of all or substantially all the assets of the Company to another Person or (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall provide not less than ten (10) days prior notice of such event described in clauses (a), (b) and (c) in accordance with Section 10.2.

6.2 Closing of Transfer Books. The Company shall not at any time, except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

7. LOSS OR MUTILATION.

Upon receipt by the Company from any Holder of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and, in the case of such loss, theft, or destruction of this Warrant, an indemnity bond or agreement reasonably satisfactory to the Company or, in case of mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

8. OFFICE OF THE COMPANY.

As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the “Designated Office”), where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 1515 West 20th Street, P.O. Box 612787, DFW Airport, Texas 75261. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered holders of Warrants at least ten (10) Business Days prior to the effective date of such change.

9. NO VOTING OR DIVIDEND RIGHTS; LIMITATIONS OF LIABILITY.

This Warrant shall not be construed as conferring upon the Holder the right to vote or to execute written consents as a stockholder of the Company. Except as expressly provided herein, this Warrant shall not be construed as conferring upon the Holder the right to notice as a stockholder of the Company or any other matters or rights whatsoever as a stockholder of the Company. Except as expressly provided herein, no dividends or interest shall be payable or accrued in respect of this Warrant or the rights represented hereby or the shares purchasable hereunder until, and only to the extent that, shares of Common Stock have been issued to the Holder pursuant to the exercise of this Warrant. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price for any Warrant Stock or as a stockholder of the Company, whether such liability is asserted by the Company or its creditors.

10. MISCELLANEOUS.

10.1. Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

10.2. Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be delivered or sent by registered or certified mail, postage prepaid, to any Holder of this Warrant, at its last known address appearing on the books of the Company maintained for such purpose, or to the Company at its Designated Office.

10.3. Successors and Assigns. Subject to the provisions of Sections 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof.

10.4. Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder thereof.

10.5. Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

10.6. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

10.7. Governing Law; Jurisdiction. In all respects, including all matters of construction, validity and performance, this Warrant and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the state of Texas. The Company and the Holder of this Warrant hereby consent and agree that the state or federal courts located in Dallas County, Texas, shall have exclusive jurisdiction to hear and determine any claims or disputes between the Company and the Holder of this Warrant pertaining to this Warrant or to any matter arising out of or relating to this Warrant.

10.8. Investment Intent. The Holder hereby represents and warrants that this Warrant and the shares of Common Stock issued or issuable upon the exercise of this Warrant are being or will be acquired for the Holder’s account and with no intention of distributing or reselling such Warrant or shares of Common Stock or any part thereof in any transaction that would be in violation of the Securities Act or any state securities laws, without prejudice, however, to the Holder’s right at all times to sell or otherwise dispose of all or any part of (i) the shares of Common Stock issued upon the exercise of this Warrant, under an effective registration statement under the Securities Act, or (ii) the shares of Common Stock issued upon the exercise of this Warrant or the Warrant under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control.

10.9. Entire Agreement. This Warrant, including all exhibits attached hereto, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

10.10. Due Authorization. The execution and delivery by the Company of this Warrant, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Company. This Warrant has been duly executed and delivered and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally, and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

* * * * * * * *

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed this              day of February, 2003.

KITTY HAWK, INC.

By:

Name:

Title:

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

1. The undersigned registered owner of this Warrant hereby irrevocably exercises this Warrant for the purchase of              shares of Common Stock of the Company and herewith makes [makes payment of $             therefor pursuant to Section 2.2(c)(i)] [and/or] [makes payment therefor by surrendering pursuant to Section 2.2(c)(ii)              shares of Common Stock of the Company] [and/or] [makes payment therefor by cancellation pursuant to Section 2.2(c)(iii) of a portion of the Warrant with respect to                  shares of Common Stock], all of the foregoing at the price and on the terms and conditions specified in this Warrant. The undersigned registered owner of this Warrant requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to                                                               whose address is                                                                                                     and, if such shares of Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant with the same terms and provisions of this Warrant, except that it shall be exercisable only for the balance of the shares of Common Stock issuable hereunder, shall be delivered to the undersigned.

2. The undersigned registered owner of this Warrant hereby represents and warrants that it ☐ is or ☐ is not an “affiliate” (as defined in the Securities Act of 1933, as amended) of the Company. Please check the appropriate box.

3. The undersigned registered owner of this Warrant hereby certifies under oath that to the best knowledge of the undersigned after reasonably inquiry, the undersigned is a “citizen of the United States” (as defined in Title 49, Section 40102(a)(15) of the United States Code).

(Printed Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

SWORN TO BEFORE ME this          day of                             , 20    .

(Notary Public, State of )

(Notary’s Printed Name)
My Commission expires:

NOTICE:	The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

A-1

EXHIBIT B

ASSIGNMENT FORM

[To be executed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	Number of Shares of Common Stock

and does hereby irrevocably constitute and appoint                                          attorney-in-fact to register such transfer onto the books of the Company maintained for the purpose, with full power of substitution in the premises.

Dated:
(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City) (State) (Zip Code)

(Printed Name of Witness)

(Signature of Witness)

NOTICE:	The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

B-1